UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2021

REV Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37999	26-3013415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 South Executive Drive, Suite 100

Brookfield, WI 53005

(Address of Principal Executive Offices)

(414) 290-0910

Registrant’s Telephone Number, Including Area Code

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.001 Par Value)	REVG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On April 15, 2021, REV Group, Inc. (the “Company”) is hosting a virtual Investor and Analyst Day that will feature formal presentations from the Company’s management team that will begin at 9:00am Central Time. The virtual conference is by invitation only and advance registration is required.

In connection with the Investor and Analyst Day, the Company has posted an updated corporate presentation to its website at investors.revgroup.com, which includes, among other disclosures, previously disclosed guidance for the Company’s full-year fiscal 2021 and target performance for the Company’s full-year fiscal 2023. A copy of the updated corporate presentation is also attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The Investor Day meetings will be simultaneously webcast on the “Investors” section of the Company’s website. The archived replay of the webcast will be available on the Company’s website for 1 year.

The information contained in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit relating to Item 7.01 shall be deemed furnished, and not filed:

99.1	REV Group, Inc. Investor and Analyst Day Presentation dated April 15, 2021

104	Cover Page Interactive Data File (formatted in iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REV Group, Inc.

April 15, 2021	By:	/s/ Stephen W. Boettinger
	Name:	Stephen W. Boettinger
	Title:	General Counsel